UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05399

THE NEW AMERICA HIGH INCOME FUND, INC.
(Exact name of registrant as specified in charter)

33 Broad Street, Boston, MA			02109
(Address of principal executive offices)			(Zip code)

Ellen E. Terry 33 Broad Street Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 263-6400

Date of fiscal year end:	December 31

Date of reporting period:	July 1, 2008 to December 31, 2008

Item 1 - Report to Shareholders

February 13, 2009

Dear Shareholder,

The financial crisis that began on Wall Street in 2007 spread to Main Street in 2008. Investors found that there were very few safe havens from the market's extreme volatility and sharp price declines. As the economy entered a deep recession, risk aversion became the dominant theme of investor behavior. At times during 2008 the flight to quality seemed to result in near indiscriminate, panic-level selling by investors. Despite the diligent efforts of the Fund's investment adviser, T. Rowe Price Associates, Inc., the Fund's portfolio suffered significant price declines. Diversification into hundreds of issuers and a shift toward historically more conservative industries did not shelter the portfolio from the brutal market conditions.

The Fund paid common stock dividends totaling approximately $0.165 per share in 2008. The Fund will pay a dividend of $.065 per share in February 2009, which is unchanged from the monthly dividend paid since March 2008, after adjusting for January's 1-for-5 reverse stock split. Of course in the future the Fund's dividend may fluctuate as it has in the past. The dividend is dependent upon the portfolio results, market conditions, the degree and cost of leverage, and other factors. As measured by J.P. Morgan, the default rate in the high yield bond market increased in 2008 to 2.25% from 0.34% in 2007. Many market analysts expect the default rate to increase into the double digit percentage range in 2009. A total of 42 high yield debt issues defaulted in 2008. In January 2009, eleven issuers of high yield debt defaulted on debt payments. In 2008 and through the date of this letter, the Fund's investments in Quebecor, Nortel and Spansion defaulted.

As we have reported in past shareholder letters, the extreme disruptions in the financial markets resulted in the failure of auctions for most auction rate securities, including the Fund's Auction Term Preferred Stock (the "ATP") since February 2008. As a result of the auction failures, holders of the Fund's ATP have not been able to sell their ATP in monthly auctions. Because of these auction failures, the dividend rate for each series of the ATP has been, and will continue to be so long as the auctions are not successful, automatically set at each auction using a formula dictated by the terms of the ATP. This formula is based on a 30 day AA-Commercial Paper Index as described in the ATP prospectus. The Fund has entered into a swap agreement in a notional amount equal to the amount of the ATP outstanding. Under the terms of the swap agreement, which expires in November 2009, the effective cost of the ATP dividend is set at 3.775%. The Fund's Board continues to be mindful of the liquidity crisis affecting the Fund's ATP investors, bearing in mind that it must determine that any action in this area is in the best interests of the Fund as a whole.

In November 2008, the Fund was notified by NYSE Regulation, Inc. that it was not in compliance with the New York Stock Exchange's (the "Exchange") continued listing standard related to maintaining a consecutive thirty day average closing stock price of over $1.00 per share. In part to cure this deficiency prior to the May 12, 2009 deadline set by the Exchange, the Fund engaged in a 1-for-5 reverse stock split effective after the close of business on January 22, 2009, resulting in a closing price on January 23, 2009 of $5.38 per share. With a closing price of $5.75 on February 13, 2009, the Fund had met the Exchange's listing standard requirement for 15 days.

Performance Update

The Fund's net asset value (the "NAV") was $1.15 and the market price for the Fund's shares on the New York Stock Exchange closed at $0.90 on December 31, 2008, representing a market price discount of 21.7% from NAV. According to Lipper, a nationally recognized source of mutual fund data, as of December 31, 2008, the range of market price premiums to discounts on leveraged high yield funds ranged from a premium of 9.5% to a discount of 28.5%. Of the 37 funds in the Lipper High Current Yield Leveraged Funds category, 32 had market price discounts and 5 had market price premiums compared with their NAVs.

	Total Returns for the Periods Ending December 31, 2008
	1 Year	3 Years Cumulative
New America High Income Fund (Stock Price and Dividends)*	(40.53%)	(38.89%)
New America High Income Fund (NAV and Dividends)	(34.74%)	(26.02)
Lipper Closed-End Fund Leveraged High Yield Average (NAV and Dividends)	(44.09%)	(37.58%)
Credit Suisse High Yield Index	(26.17%)	(15.19%)
Citigroup 10 Year Treasury Index	13.89%	28.02%

Sources: Credit Suisse, Citigroup, Lipper, The New America High Income Fund, Inc.

Past performance is no guarantee of future results. Total return assumes the reinvestment of dividends.

The Fund's ratio of total expenses to average net assets applicable to common stock was 1.45% for the year ended December 31, 2008. The Fund's ratio of total expense to average net assets applicable to common and preferred stock was .92% for the year ended December 31, 2008. The Fund's total returns based upon NAV and dividends in the above table reflect returns after accounting for Fund expenses.

*  Because the Fund's shares may trade at either a discount or premium to the Fund's net asset value per share, returns based upon the stock price and dividends will tend to differ from those derived from the underlying change in net asset value and dividends.

High Yield Market Update

The high-yield market endured the worst quarter and year in its history as 2008 came to a close, with losses in the asset class approaching 20% for the final three months and 26.17% for the full year, as measured by the Credit Suisse High Yield Index. The combination of a rapidly deteriorating economy and massive selling pressure from hedge funds was devastating to the high-yield market. Not surprisingly, bankruptcy filings of high-yield companies increased in frequency. Technology, broadcasting, and autos were among the worst performing industry sectors. High-yield market investors agonized over the efforts of the three major U.S. automakers to secure a bailout from Congress as the fundamentals in the auto industry fell apart amid a drop-off in consumer spending. Even better-quality, defensive bonds — including sectors like energy and utilities, which had remained resilient — saw their values decline sharply.

After buyers went into hibernation in October and November, market psychology shifted 180 degrees in late December, leading to a powerful rally in the last two weeks of the year. The positive tone in the high-yield market has continued into early 2009, and we are encouraged to see renewed interest in below-investment grade bonds from both individual and institutional investors.

Strategy Review

The high-yield meltdown late in the year dictated conservative positioning in the portfolio to minimize losses. While energy has traditionally been among the Fund's largest sector weightings, one key priority was reducing the portfolio's exposure to this industry as oil prices went into a freefall in the second half of 2008. Now, many bonds related to oil and gas companies are trading at deep discounts and appear to us to once again offer compelling valuations. Utilities witnessed similar price action this year. We added to the Fund's positions after the sector was pummeled in October and November and were heartened to see it stage a vigorous recovery in December.

The credit crisis has also wreaked havoc on higher quality corporate bonds. We saw this as an opportunity to add several investment grade rated securities to the Fund's holdings during the fourth quarter. Deals we bought on behalf of the Fund included tobacco companies Altria and British American Tobacco, as well as telecom provider Verizon and issues from Morgan Stanley and Goldman Sachs. As interest rates have fallen and the first fragile evidence of some improvement in the credit markets has emerged, these bonds have enjoyed significant capital gains. For example, Verizon bonds traded as much as 17 points higher than the fund's average cost.

We also continued to invest the Fund's assets in a number of traditional high yield credits, in some cases rotating out of higher-quality holdings and replacing these positions with B and BB- rated bonds we considered to be attractively priced. Timely purchases in the fourth quarter included rental car agency Hertz, satellite provider Telesat, and telecommunication services provider GC Impsat. These issues and others were purchased at prices well below par, representing high double digit yields, and they have delivered nice capital appreciation to the portfolio since their purchase. The Fund also bought deeply distressed securities in GM and Ford in the mid-20s, recognizing that the bonds will probably never be worth face value, but will likely be exchanged in a debt-for-debt proposal at higher valuations and generate high income in the meantime.

The new-issue market remained virtually closed in the fourth quarter, but one attractive deal came to market in December. El Paso Corporation, an energy producer considered a relative blue-chip in the high-yield universe, priced a five-year bond with a 12% coupon at a 10-point discount to face value. The Fund has enjoyed an unrealized gain in the position as well as a very attractive income stream. We expect to see more transactions like El Paso in the first quarter of 2009 as higher-quality companies come back to market to refinance short-term debt. Our trading desk continues to work with our Wall Street contacts to help structure and price these deals.

Outlook

Virtually the entire high yield asset class trades at distressed levels — as measured by average dollar prices or the yield advantage offered versus comparable Treasuries — a factor implying many, many companies are expected to default in the coming year. While we anticipate that the default rate for high yield bonds will trend higher in 2009, and may well climb into the double digits, investors should consider that many of the bonds associated with companies on the verge of restructuring have been discounted in the market, in some cases to or below what could conservatively be considered liquidation values. At the same time, the securities of many high-quality companies are simply too cheap to pass up. It will take some courage to be invested in high-yield bonds in 2009, but bearing in mind the uncertain condition of the financial markets, the payoff could be significant over the intermediate term, with respect to both high current income and capital appreciation.

These are indeed difficult times in the world economy and across nearly all assets investors consider, but as always, our focus remains are preserving capital and generating income on behalf of The New America High Income Fund shareholders.

Thank you for your continued interest in the Fund.

Sincerely,

Robert F. Birch President The New America High Income Fund, Inc.	Mark Vaselkiv Vice President T. Rowe Price Associates, Inc.

Ellen E. Terry Vice President The New America High Income Fund, Inc.	Paul Karpers Vice President T. Rowe Price Associates, Inc.

The views expressed in this update are as of the date of this letter. These views and any portfolio holdings discussed in the update are subject to change at any time based on market or other conditions. The Fund and T. Rowe Price Associates, Inc. disclaim any duty to update these views, which may not be relied upon as investment advice. In addition, references to specific companies' securities should not be regarded as investment recommendations or indicative of the Fund's portfolio as a whole..

The New America High Income Fund, Inc.

Industry Summary December 31, 2008	As a Percent of Total Investments
Telecommunications	12.75%
Oil and Gas	9.19%
Healthcare, Education and Childcare	9.11%
Utilities	8.68%
Mining, Steel, Iron and Non-Precious Metals	6.43%
Broadcasting and Entertainment	5.49%
Electronics	4.90%
Containers, Packaging and Glass	4.04%
Hotels, Motels, Inns and Gaming	3.89%
Retail Stores	3.84%
Building and Real Estate	3.83%
Finance	3.33%
Ecological	2.73%
Automobile	2.40%
Aerospace and Defense	2.35%
Personal, Food and Miscellaneous Services	2.13%
Beverage, Food and Tobacco	1.94%
Printing and Publishing	1.71%
Diversified/Conglomerate Service	1.61%
Chemicals, Plastics and Rubber	1.52%
Insurance	0.92%
Cargo Transport	0.90%
Diversified/Conglomerate Manufacturing	0.90%
Personal Non-Durable Consumer Products	0.79%
Banking	0.71%
Machinery	0.67%
Leisure, Amusement and Entertainment	0.22%
Textiles and Leather	0.19%
Personal Transportation	0.16%
Furnishings, Housewares, Durable Consumer Products	0.01%
Short-Term Investments	2.66%
Total Investments	100.00%
Moody's Investors Service Ratings December 31, 2008 (Unaudited)	As a Percent of Total Investments
Short Term Prime-1	2.66%
A2	1.03%
A3	0.92%
Total A	1.95%
Baa1	0.52%
Baa2	1.83%
Baa3	3.53%
Total Baa	5.88%
Ba1	2.79%
Ba2	10.64%
Ba3	13.48%
Total Ba	26.91%
B1	11.99%
B2	15.19%
B3	16.75%
Total B	43.93%
Caa1	12.76%
Caa2	0.90%
Caa3	0.45%
Total Caa	14.11%
Ca	0.31%
C	0.17%
Unrated	2.81%
Equity	1.27%
Total Investments	100.00%

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2008 (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — 153.53% (d)
Aerospace and Defense — 3.85%
$650	BE Aerospace Inc., Senior Notes, 8.50%, 07/01/18	Ba3	$582
1,625	GenCorp Inc., Senior Subordinated Notes, 9.50%, 08/15/13	B1	1,284
925	Hawker Beechcraft Acquisition Company LLC, Senior Notes, 8.50%, 04/01/15	B3	379
350	Hawker Beechcraft Acquisition Company LLC, Senior Notes, 8.875%, 04/01/15	B3	119
150	Hawker Beechcraft Acquisition Company LLC, Senior Subordinated Notes, 9.75%, 04/01/17	Caa1	41
1,150	L 3 Communications Corporation, Senior Subordinated Notes, 7.625%, 06/15/12	Ba3	1,133
625	Moog, Inc., Senior Notes, 7.25%, 06/15/18 (g)	Ba3	500
825	TransDigm Inc., Senior Subordinated Notes, 7.75%, 07/15/14	B3	676
575	Vought Aircraft Industries, Senior Notes, 8%, 07/15/11	Caa1	385
			5,099
Automobile — 3.91%
1,825	Allison Transmission, Inc., Senior Notes, 11.25%, 11/01/15 (g)	Caa1	712
850	Cooper Standard Automotive Inc., Senior Subordinated Notes, 8.375%, 12/15/14	Caa3	170
800	Daimler North America Corporation, Senior Notes, 6.50%, 11/15/13	A3	640
775	Ford Motor Company,Senior Bonds, 7.45%, 07/16/31	Ca	205

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$550	General Motors Corporation, Senior Notes, 7.20% 01/15/11	C	$110
1,450	General Motors Corporation, Senior Notes, 8.375%, 07/15/33	C	261
1,035	Goodyear Tire & Rubber Company, Senior Notes, 8.625%, 12/01/11	B1	869
525	KAR Holdings, Inc., Senior Notes, 7.193%, 05/01/14	B3	223
1,150	KAR Holdings, Inc., Senior Subordinated Notes, 10%, 05/01/15	Caa1	380
950	SPX Corporation, Senior Notes, 7.625%, 12/15/14 (g)	Ba2	831
475	Tenneco Automotive, Inc., Senior Subordinated Notes, 8.625%, 11/15/14	B3	180
375	TRW Automotive Inc., Senior Notes, 7%, 03/15/14 (g)	B2	199
575	TRW Automotive Inc., Senior Notes, 7.25%, 03/15/17 (g)	B2	293
275	United Components, Inc., Senior Subordinated Notes, 9.375%, 06/15/13	Caa1	116
			5,189
Beverage, Food and Tobacco — 2.75%
625	Altria Group, Inc., Senior Notes, 9.70%, 11/10/18	Baa1	677
575	B.A.T. International Finance plc, Senior Notes, 9.50%, 11/15/18 (g)	Baa2	636
1,050	Del Monte Corporation, Senior Subordinated Notes, 8.625%, 12/15/12	B2	1,018
1,475	Reynolds American, Inc., Senior Notes, 7.25%, 06/01/13	Baa3	1,320
			3,651
Broadcasting and Entertainment — 8.89%
875	Allbritton Communications Company, Senior Subordinated Notes, 7.75%, 12/15/12	B2	433

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2008 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$350	Barrington Broadcasting Group LLC, Senior Subordinated Notes, 10.50%, 08/15/14	Caa3	$137
250	Bonten Media Group, Inc., Senior Subordinated Notes, 9%, 06/01/15 (g)	Caa2	82
425	Canadian Satellite Radio, Senior Notes, 12.75%, 02/15/14	(e)	100
100	Clear Channel Communications, Senior Notes, 4.50%, 01/15/10	Caa1	60
1,175	CSC Holdings, Inc., Senior Notes, 7.625%, 07/15/18	B1	940
625	CSC Holdings, Inc., Senior Notes, 7.625%, 04/01/11	B1	600
325	DIRECTV Holdings LLC, Senior Notes, 7.625%, 05/15/16	Ba3	312
1,303	DIRECTV Holdings LLC, Senior Notes, 8.375%, 03/15/13	Ba3	1,296
350	EchoStar DBS Corporation, Senior Notes, 6.375%, 10/01/11	Ba3	326
1,728	EchoStar DBS Corporation, Senior Notes, 6.625%, 10/01/14	Ba3	1,443
375	EchoStar DBS Corporation, Senior Notes, 7.75%, 05/31/15	Ba3	322
475	Kabel Deutschland GmbH, Senior Notes, 10.625%, 07/01/14	B2	416
1,000	Lamar Media Corporation, Senior Subordinated Notes, 6.625%, 08/15/15	Ba3	727
125	Lamar Media Corporation, Senior Subordinated Notes, Series B, 6.625%, 08/15/15	Ba3	91
50	Lamar Media Corporation, Senior Subordinated Notes, Series C, 6.625%, 08/15/15	Ba3	36

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$325	Local TV Finance, LLC, Senior Notes, 9.25%, 06/15/15 (g)	Caa3	$71
1,025	Mediacom Broadband LLC, Senior Notes, 8.50%, 10/15/15	B3	676
1,250	Nexstar Broadcasting, Inc., Senior Subordinated Notes 7%, 01/15/14	Caa1	531
250	Rainbow National Services LLC, Senior Notes, 8.75%, 09/01/12 (g)	B1	225
300	Rogers Cable Inc., Senior Secured Notes, 6.75%, 03/15/15	Baa3	295
1,125	Univision Communications, Inc., Senior Notes, 9.75%, 03/15/15 (g)	Caa2	152
700	Univision Communications, Inc., Senior Notes, 7.85%, 07/15/11	B2	367
550	Viacom, Inc., Senior Notes, 5.75%, 04/30/11	Baa3	496
250	Videotron Ltee., Senior Notes, 6.375%, 12/15/15	Ba2	196
1,475	Videotron Ltee., Senior Notes, 6.875%, 01/15/14	Ba2	1,305
25	Videotron Ltee., Senior Notes, 9.125%, 04/15/18 (g)	Ba2	23
525	XM Satellite Radio, Inc., Senior Notes, 13%, 08/01/13 (g)	Ca	121
			11,779
Building and Real Estate — 6.26%
1,125	American Real Estate Partnership, Senior Note, 7.125%, 02/15/13	Ba3	787
500	AMH Holdings, Inc., Senior Discount Notes, 11.25%, 03/01/14 (b)	Caa2	275
625	B.F. Saul Real Estate Investment Trust, Senior Secured Notes, 7.50%, 03/01/14	Ba3	563

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2008 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$425	Centex Corporation, Senior Notes, 4.55%, 11/01/10	Ba3	$351
100	Centex Corporation, Senior Notes, 5.80%, 09/15/09	Ba3	94
50	Centex Corporation, Senior Notes, 7.875%, 02/01/11	Ba3	44
475	D.R. Horton, Inc., Senior Notes, 4.875%, 01/15/10	Ba3	429
225	D.R. Horton, Inc., Senior Notes, 5%, 01/15/09	Ba3	224
500	FelCor Lodging Limited Partnership, Senior Notes, 8.50%, 06/01/11	Ba3	365
2,075	Host Marriott, L.P., Senior Notes, 6.75%, 06/01/16	Ba1	1,515
700	K. Hovnanian Enterprises, Senior Notes, 11.50%, 05/01/13	Ba3	529
225	Lennar Corporation, Senior Notes, 7.625%, 03/01/09	Ba3	222
950	Texas Industries, Inc., Senior Notes, 7.25%, 07/15/13	Ba3	731
200	Texas Industries, Inc., Senior Notes, 7.25%, 07/15/13 (g)	Ba3	154
50	Toll Corporation, Senior Subordinated Notes, 8.25%, 02/01/11	Ba2	45
150	Toll Corporation, Senior Subordinated Notes, 8.25%, 12/01/11	Ba2	134
437	United Rentals (North America), Inc., Convertible Senior Subordinated Notes, 1.875%, 10/15/23	B2	309
925	United Rentals (North America), Inc., Senior Subordinated Notes, 6.50%, 02/15/12	B1	731
375	U.S. Concrete, Inc., Senior Subordinated Notes, 8.375%, 04/01/14	B3	204
800	Ventas Realty, Limited Partnership, Senior Notes, 6.50%, 06/01/16	Ba1	592
			8,298

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
Cargo Transport — 1.48%
$1,125	American Railcar Industries, Inc., Senior Notes, 7.50%, 03/01/14	B1	$743
825	Greenbrier Companies, Inc., Senior Notes, 8.375%, 05/15/15	B2	586
200	Kansas City Southern Railway Company, Senior Notes, 13%, 12/15/13	B2	200
600	Swift Transportation Co., Inc., Senior Secured Notes, 12.50%, 05/15/17 (g)	Caa3	60
400	TFM, S.A. de C.V., Senior Notes, 9.375%, 05/01/12	B2	368
			1,957
Chemicals, Plastics and Rubber — 2.49%
1,225	INVISTA S.A.R.L., Senior Notes 9.25%, 05/01/12 (g)	Ba3	857
1,300	KI Holdings, Inc., Senior Notes, 9.875%, 11/15/14 (b)	B2	1,040
500	Koppers Inc., Senior Secured Notes, 9.875%, 10/15/13	Ba3	465
650	Nalco Company, Senior Notes, 7.75%, 11/15/11	B1	624
600	PolyOne Corporation, Senior Notes, 8.875%, 05/01/12	B1	309
			3,295
Containers, Packaging and Glass — 6.60%
567	Boise Cascade, LLC, Senior Subordinated Notes, 7.125%, 10/15/14	B2	318
750	BWAY Corporation, Senior Subordinated Notes, 10%, 10/15/10	B3	634
550	Clondalkin Acquisition BV, Senior Notes, 3.996%, 12/15/13 (g)	Ba3	278
775	Crown Americas, L.L.C., Senior Notes, 7.75%, 11/15/15	B1	771
275	Domtar Inc., Senior Notes, 5.375%, 12/01/13	Ba3	171

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2008 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$1,100	Domtar Inc., Senior Notes, 7.125%, 08/15/15	Ba3	$715
100	Domtar Inc., Senior Notes, 9.50%, 08/01/16	Ba3	65
775	Georgia-Pacific Corporation, Senior Notes, 7%, 01/15/15 (g)	Ba3	659
150	Georgia-Pacific Corporation, Senior Notes, 7.70%, 06/15/15	B2	116
1,200	Georgia-Pacific Corporation, Senior Notes, 8.125%, 05/15/11	B2	1,131
1,075	Graham Packaging Company, L.P., Senior Subordinated Notes, 9.875%, 10/15/14	Caa1	645
1,150	International Paper Company, Senior Notes, 7.40%, 06/15/14	Baa3	889
425	JSG Funding, PLC, Senior Subordinated Notes, 7.75%, 04/01/15	B2	242
675	NewPage Corporation, Senior Secured Notes, 10%, 05/01/12	B2	287
975	Owens-Brockway Glass Container, Inc., Senior Notes, 6.75%, 12/01/14	Ba3	897
475	Rock-Tenn Company, Senior Notes, 8.20%, 08/15/11	Ba3	446
450	Rock-Tenn Company, Senior Notes, 9.25%, 03/15/16 (g)	Ba3	416
375	Stone Container Finance Company of Canada II, Senior Notes, 7.375%, 07/15/14	Caa1	69
			8,749
Diversified/Conglomerate Manufacturing — 1.46%
725	Bombardier Inc., Senior Notes, 6.30%, 05/01/14 (g)	Ba2	594
100	Bombardier Inc., Senior Notes, 8%, 11/15/14 (g)	Ba2	88
500	Hawk Corporation, Senior Notes, 8.75%, 11/01/14	B3	508

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$725	RBS Global, Inc., Senior Notes, 9.50%, 08/01/14	B3	$540
250	Trinity Industries, Inc., Senior Notes, 6.50%, 03/15/14	Baa3	212
			1,942
Diversified/Conglomerate Service — 2.63%
1,850	First Data Corporation, Senior Notes, 9.875%, 09/24/15	B3	1,119
825	Hertz Corporation, Senior Notes, 8.875%, 01/01/14	B1	503
1,350	Hertz Corporation, Senior Notes, 10.50%, 01/01/16	B2	601
1,100	Mobile Services Group, Inc. Senior Notes, 9.75%, 08/01/14	B2	781
925	Sunstate Equipment Co, LLC, Senior Secured Notes, 10.50%, 04/01/13 (g)	Caa1	486
			3,490
Ecological — 4.46%
160	Allied Waste Industries, Inc., Convertible Senior Subordinated Notes, 4.25%, 4/15/34	Ba3	142
150	Allied Waste North America, Inc., Senior Secured 6.875%, 06/01/17	Baa3	143
2,950	Allied Waste North America, Inc., Senior Secured Notes, 7.25%, 03/15/15	Baa3	2,743
1,050	Allied Waste North America, Inc., Senior Secured Notes, 7.875%, 04/15/13	Baa3	997
1,625	Casella Waste Systems, Inc., Senior Subordinated Notes, 9.75%, 02/01/13	B3	1,300
800	WCA Waste Corporation, Senior Notes, 9.25%, 06/15/14	B3	592
			5,917

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2008 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
Electronics — 6.73%
$800	Avago Technologies Finance Pte. Ltd., Senior Notes, 10.125%, 12/01/13	B1	$609
875	Celestica Inc., Senior Subordinated Notes, 7.875%, 07/01/11	B3	796
675	Dycom Investments, Inc., Senior Subordinated Notes, 8.125%, 10/15/15	Ba3	474
1,925	Freescale Semiconductor, Inc., Senior Notes, 8.875%, 12/15/14	B2	847
375	Freescale Semiconductor, Inc., Senior Notes, 9.125%, 12/15/14	B2	86
375	General Cable Corporation, Senior Notes, 6.258%, 04/01/15	B1	176
825	iPayment Inc., Senior Subordinated Notes, 9.75%, 05/15/14	Caa1	417
833	iPayment Inc., Senior Subordinated Notes, 12.75%, 07/15/14 (g)(i)	(e)	583
450	Lucent Technologies, Inc., Senior Notes 6.45%, 03/15/29	Ba3	180
1,275	Lucent Technologies, Inc., Senior Notes 6.50%, 01/15/28	Ba3	504
1,125	Nortel Networks Limited, Senior Notes, 9.003%, 07/15/11 (a)	Caa2	281
975	NXP B.V., Senior Secured Notes, 7.503%, 10/15/13	Caa1	332
500	NXP B.V., Senior Secured Notes, 7.875%, 10/15/14	Caa1	194
500	Seagate Technology HDD Holdings, Inc., Senior Notes, 6.375%, 10/01/11	Ba1	345
350	Serena Software, Inc., Senior Subordinated Notes, 10.375%, 03/15/16	Caa1	179

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$450	Spansion Technology, Inc., Senior Notes, 11.25%, 01/15/16 (a)(g)	Caa3	$31
300	SS&C Technologies, Inc., Senior Subordinated Notes, 11.75%, 12/01/13	Caa1	263
350	STATS ChipPAC Ltd., Senior Notes, 6.75%, 11/15/11	Ba1	260
325	STATS ChipPAC Ltd., Senior Notes, 7.50%, 07/19/10	Ba1	267
1,950	Sungard Data Systems Inc., Senior Notes, 9.125%, 08/15/13	Caa1	1,687
325	Sungard Data Systems Inc., Senior Notes, 10.625%, 05/15/15 (g)	Caa1	275
450	Unisys Corporation, Senior Notes, 12.50%, 01/15/16	B2	129
			8,915
Finance — 5.44%
350	E*Trade Financial Corporation, Senior Notes, 8%, 06/15/11	B2	159
2,019	E*Trade Financial Corporation, Senior Notes, 12.50%, 11/30/17 (g)(i)	(e)	939
2,800	Ford Motor Credit Company, Senior Notes, 9.269%, 04/15/09	(e)	2,632
975	Mobile Mini, Inc. Senior Notes, 6.875%, 05/01/15	B2	673
1,325	Morgan Stanley, Senior Notes, 6%, 04/28/15	A2	1,164
425	Nuveen Investments, Inc., Senior Notes, 5%, 09/15/10	Caa1	232
1,725	Nuveen Investments, Inc., Senior Notes, 5.50%, 09/15/15	Caa1	276
900	Nuveen Investments, Inc., Senior Notes, 10.50%, 11/15/15 (g)	Caa1	198

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2008 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$1,125	SLM Corporation, Senior Medium Term Notes, 5.45%, 04/25/11	Baa2	$935
			7,208
Furnishings, Housewares, Durable Consumer Products — .02%
100	Simmons Company, Senior Subordinated Notes, 7.875%, 01/15/14	Caa3	28
Healthcare, Education and Childcare — 13.31%
2,025	Biomet, Inc., Senior Notes, 10%, 10/15/17	B3	1,924
375	Biomet, Inc., Senior Subordinated Notes, 11.625%, 10/15/17	Caa1	323
1,000	Boston Scientific Corporation, Senior Notes, 6%, 06/15/11	Ba2	950
375	Cengage Learning Acquisitions, Inc., Senior Notes, 10.50%, 01/15/15 (g)	Caa1	152
700	Cengage Learning Acquisitions, Inc., Senior Subordinated Notes, 13.25%, 07/15/15 (b)(g)	Caa2	203
1,725	CHS/Community Health Systems, Inc., Senior Notes, 8.875%, 07/15/15	B3	1,587
375	CRC Health Corporation, Senior Subordinated Notes, 10.75%, 02/01/16	Caa1	225
300	DaVita, Inc., Senior Notes, 6.625%, 03/15/13	B1	285
1,925	DaVita, Inc., Senior Subordinated Notes, 7.25%, 03/15/15	B2	1,829
525	Education Management LLC, Senior Notes, 8.75%, 06/01/14	B2	403
500	Education Management LLC, Senior Subordinated Notes, 10.25%, 06/01/16	Caa1	361
3,000	HCA, Inc., Senior Secured Notes, 9.25%, 11/15/16	B2	2,745
300	HCA, Inc., Senior Secured Notes, 9.625%, 11/15/16	B2	240

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$2,475	Health Management Associates, Inc., Senior Notes, 6.125%, 04/15/16	(e)	$1,559
350	Omnicare, Inc., Senior Subordinated Notes, 6.75%, 12/15/13	B1	296
1,500	Omnicare, Inc., Senior Subordinated Notes, 6.875%, 12/15/15	B1	1,211
513	Symbion, Inc., Senior Notes, 11%, 08/23/15 (i)	Caa1	267
875	United Surgical Partners International, Inc., Senior Subordinated Notes, 8.875%, 05/01/17	Caa1	595
450	Universal Hospital Services, Inc., Senior Secured Notes, 5.943%, 06/01/15	B3	275
200	Universal Hospital Services, Inc., Senior Secured Notes, 8.50%, 06/01/15	B3	142
727	US Oncology Holdings, Inc., Senior Notes, 8.334%, 03/15/12 (i)	Caa1	458
250	US Oncology, Inc., Senior Notes, 9%, 08/15/12	B2	229
375	US Oncology, Inc., Senior Subordinated Notes, 10.75%, 08/15/14	B3	308
125	Vanguard Health Holding Company I, LLC, Senior Notes, 11.25%, 10/01/15 (b)	Caa1	99
1,175	Vanguard Health Holding Company II, LLC, Senior Subordinated Notes, 9%, 10/01/14	Caa1	975
			17,641
Hotels, Motels, Inns and Gaming — 6.35%
200	Chukchansi Economic Development Authority, Senior Notes, 6.095%, 11/15/12 (g)	B2	100
1,050	Gaylord Entertainment, Senior Notes, 6.75%, 11/15/14	Caa1	651
575	Gaylord Entertainment, Senior Notes, 8%, 11/15/13	Caa1	397

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2008 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$662	Harrah's Operating Company, Senior Notes, 10%, 12/15/15 (g)	(e)	$271
875	Harrah's Operating Company, Senior Notes, 10.75%, 02/01/16 (g)	Caa2	258
1,075	Isle of Capri Casinos, Inc., Senior Notes 7%, 03/01/14	Caa1	457
175	Little Traverse Bay Bands of Odawa Indians, Senior Notes, 10.25%, 02/15/14 (g)	Caa1	114
1,100	Mohegan Tribal Gaming Authority, Senior Subordinated Notes, 8%, 04/01/12	B3	665
750	Penn National Gaming, Inc., Senior Notes, 6.75%, 03/01/15	B1	559
975	Pinnacle Entertainment, Inc., Senior Subordinated 7.50%, 06/15/15	B3	570
875	Pinnacle Entertainment, Inc., Senior Subordinated Notes, 8.25%, 03/15/12	B3	665
1,300	Pokagon Gaming Authority, Senior Notes, 10.375%, 06/15/14 (g)	B2	1,131
1,450	Shingle Springs Tribal Gaming Authority, Senior Secured Notes, 9.375%, 06/15/15 (g)	B3	798
2,350	Wynn Las Vegas LLC, Senior Notes, 6.625%, 12/01/14	Ba2	1,786
			8,422
Insurance — 1.50%
575	Centene Corporation, Senior Notes, 7.25%, 04/01/14	Ba3	449
975	Hub International Limited, Senior Notes, 9%, 12/15/14 (g)	B3	585
1,775	Hub International Limited, Senior Subordinated Notes, 10.25%, 06/15/15 (g)	Caa1	781

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$425	USI Holdings Corporation, Senior Subordinated Notes, 9.75%, 05/15/15 (g)	Caa1	$168
			1,983
Machinery — 1.09%
1,125	Columbus McKinnon Corporation, Senior Subordinated Notes, 8.875%, 11/01/13	B1	967
725	Commercial Vehicle Group, Inc., Senior Notes, 8%, 07/01/13	B2	341
175	Manitowoc Company, Inc., Senior Notes, 7.125%, 11/01/13	B1	133
			1,441
Mining, Steel, Iron and Non-Precious Metals — 10.51%
750	ArcelorMittal USA, Senior Notes, 5.375%, 06/01/13	Baa2	587
675	Arch Western Finance LLC, Senior Notes, 6.75%, 07/01/13	B1	586
350	ESCO Corporation, Senior Notes, 5.871%, 12/15/13 (g)	B2	224
1,225	ESCO Corporation, Senior Notes, 8.625%, 12/15/13 (g)	B2	882
1,125	Foundation PA Coal Company, Senior Notes, 7.25%, 08/01/14	Ba3	928
5,525	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375%, 04/01/17	Ba2	4,544
750	Gerdau Ameristeel Corporation, Senior Notes, 10.375%, 07/15/11	Ba1	757
1,750	Gibraltar Industries, Inc., Senior Subordinated Notes, 8%, 12/01/15	B2	971
850	International Coal Group, Inc., Senior Notes, 10.25%, 07/15/14	Caa2	638
250	International Steel Group, Inc., Senior Notes, 6.50%, 04/15/14	Baa2	178
100	Metals USA, Inc., Senior Notes, 10.883%, 07/01/12 (i)	Caa1	28

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2008 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$550	Metals USA, Inc., Senior Secured Notes, 11.125%, 12/01/15	B3	$325
850	Novelis, Inc., Senior Notes, 7.25%, 02/15/15	B3	493
350	Peabody Energy Corporation, Convertible Junior Subordinated Debentures, 4.75%, 12/15/66	Ba3	212
450	Peabody Energy Corporation, Senior Notes, 7.375%, 11/01/16	Ba1	423
925	Ryerson, Inc., Senior Notes, 12%, 11/01/15 (g)	Caa1	571
575	Steel Dynamics, Inc., Senior Notes, 6.75%, 04/01/15	Ba2	403
1,150	Steel Dynamics, Inc., Senior Notes, 7.375%, 11/01/12	Ba2	863
900	Tube City IMS Corporation., Senior Subordinated Notes, 9.75%, 02/01/15	B3	315
			13,928
Oil and Gas — 14.78%
75	AmeriGas Partners, L.P., Senior Notes, 7.125%, 05/20/16	Ba3	60
1,650	AmeriGas Partners, L.P., Senior Notes, 7.25%, 05/20/15	Ba3	1,345
875	Bristow Group, Inc. Senior Notes, 7.50%, 09/15/17	Ba2	577
200	Compagnie Generale De Geophysique-Veritas, Senior Notes, 7.50%, 05/15/15	Ba3	119
1,275	Compagnie Generale De Geophysique-Veritas, Senior Notes, 7.75%, 05/15/17	Ba3	727
1,250	Complete Production Services, Inc., Senior Notes, 8%, 12/15/16	B2	787
1,075	Compton Petroleum Finance Corporation, Senior Notes, 7.625%, 12/01/13	B3	323

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$1,100	Connacher Oil and Gas Limited, Senior Notes, 10.25%, 12/15/15 (g)	B2	$440
1,175	Copano Energy, LLC, Senior Notes, 8.125%, 03/01/16	B1	852
525	Dominion Resources, Inc., Senior Notes, 8.875%, 01/15/19	Baa2	565
1,425	El Paso Corporation, Senior Notes, 12%, 12/12/13	Ba3	1,414
575	Encore Acquisition Company, Senior Subordinated Notes, 6.25%, 04/15/14	B1	391
1,075	Encore Acquisition Company, Senior Subordinated Notes, 7.25%, 12/01/17	B1	693
525	Ferrellgas, L.P., Senior Notes, 6.75%, 05/01/14	Ba3	357
1,575	Ferrellgas Partners L.P., Senior Notes, 8.75%, 06/15/12	B2	1,118
1,650	Forest Oil Corp., Senior Notes, 7.25%, 06/15/19	B1	1,204
1,450	Hilcorp Energy I, L.P., Senior Notes, 7.75%, 11/01/15 (g)	B3	1,022
450	Key Energy Services, Inc., Senior Notes, 8.375%, 12/01/14	B1	297
875	Offshore Logistics, Inc., Senior Notes, 6.125%, 06/15/13	Ba2	630
1,175	OPTI Canada Inc., Senior Secured Notes, 7.875%, 12/15/14	B2	602
2,350	OPTI Canada Inc., Senior Secured Notes, 8.25%, 12/15/14	B2	1,293
200	PetroHawk Energy Corporation, Senior Notes, 7.875%, 06/01/15 (g)	B3	148
1,275	PetroHawk Energy Corporation, Senior Notes, 9.125%, 07/15/13	B3	1,036
350	Plains Exploration & Production Co., Senior Notes, 7%, 03/15/17	B1	240

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2008 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$750	Quicksilver Resources, Inc., Senior Notes, 8.25%, 08/01/15	B1	$476
525	Range Resources Corporation, Senior Subordinated Notes, 6.375%, 03/15/15	Ba3	425
150	Range Resources Corporation, Senior Subordinated Notes, 7.375%, 07/15/13	Ba3	131
475	Range Resources Corporation, Senior Subordinated Notes, 7.50%, 05/15/16	Ba3	411
750	SandRidge Energy, Inc., Senior Notes, 5.06%, 04/01/14	B3	405
75	SandRidge Energy, Inc., Senior Notes, 8%, 06/01/18 (g)	B3	41
1,525	SandRidge Energy, Inc., Senior Notes, 8.625%, 04/01/15	B3	793
750	Stewart & Stevenson, LLC, Senior Notes, 10%, 07/15/14	B3	461
425	Venoco, Inc., Senior Notes, 8.75%, 12/15/11	Caa1	204
			19,587
Personal, Food and Miscellaneous Services — 3.48%
400	ARAMARK Corporation, Senior Notes, 5%, 06/01/12	B3	312
1,450	ARAMARK Corporation, Senior Notes, 6.693%, 02/01/15	B3	1,073
800	FTI Consulting, Inc., Senior Notes, 7.625%, 06/15/13	Ba2	693
750	FTI Consulting, Inc., Senior Notes, 7.75%, 10/01/16	Ba2	617
1,100	Mac-Gray Corporation, Senior Notes, 7.625%, 08/15/15	B3	1,012
850	O'Charleys, Inc., Senior Subordinated Notes, 9%, 11/01/13	Caa1	417

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$900	West Corporation, Senior Subordinated Notes, 9.50%, 10/15/14	Caa1	$491
			4,615
Personal Non-Durable Consumer Products — 1.25%
1,400	Bausch & Lomb, Incorporated, Senior Notes, 9.875%, 11/01/15 (g)	Caa1	1,067
50	Jostens Holding Corporation, Senior Notes, 10.25%, 12/01/13 (b)	B3	37
675	Jostens Intermediate Holding Corp., Senior Subordinated Notes, 7.625%, 10/01/12	B1	560
			1,664
Personal Transportation — .26%
593	AirTran Holdings, Inc., Senior Convertible Notes, 7%, 07/01/23	Ca	341
Printing and Publishing — 2.66%
151	Affinity Group Holding, Inc., Senior Notes, 10.875%, 02/15/12	Caa3	84
850	Affinity Group Inc., Senior Subordinated Notes, 9%, 02/15/12	Caa1	476
853	CanWest Media Works, Inc., Senior Subordinated Notes, 8%, 09/15/12	B3	392
1,100	Deluxe Corporation, Senior Notes, 7.375%, 06/01/15	Ba2	657
925	Local Insight Regatta Holdings, Inc., Senior Subordinated Notes, 11%, 12/01/17	Caa1	231
425	Nielsen Finance LLC, Senior Notes, 10%, 08/01/14	Caa1	340
1,100	R.H. Donnelley Finance Corporation III, Senior Notes, 6.875%, 01/15/13	Caa1	146
500	R.H. Donnelley Inc., Senior Notes, 8.875%, 10/15/17	Caa1	70
450	Time Warner, Inc., Senior Notes, 2.405%, 11/13/09	Baa2	432
400	Time Warner, Inc., Senior Notes, 5.50%, 11/15/11	Baa2	373

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2008 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$1,250	Valassis Communications, Inc., Senior Notes, 8.25%, 03/01/15	B3	$325
			3,526
Retail Stores — 6.27%
1,675	Ace Hardware Corporation, Senior Notes, 9.125%, 06/01/16 (g)	Ba2	1,122
1,275	Alimentation Couche-Tard, Inc., Senior Subordinated Notes, 7.50%, 12/15/13	Ba2	1,039
275	CVS Caremark Corporation, Senior Notes, 2.503%, 06/01/10	Baa2	256
100	Dollarama Group, L.P., Senior Subordinated Notes, 8.875%, 08/15/12	B2	76
1,125	GSC Holdings, Corp., Senior Notes, 8%, 10/01/12	Ba1	1,057
475	Home Depot, Inc., Senior Notes, 2.046%, 12/16/09	Baa1	449
1,150	Leslie's Poolmart, Inc., Senior Notes, 7.75%, 02/01/13	B2	920
1,300	Nebraska Book Company, Inc., Senior Subordinated Notes, 8.625%, 03/15/12	Caa1	585
1,100	Neiman Marcus Group, Inc., Senior Notes, 9%, 10/15/15	B3	479
450	Neiman Marcus Group, Inc., Senior Subordinated Notes, 10.375%, 10/15/15	B3	196
1,000	Pantry, Inc., Senior Subordinated Notes, 7.75%, 02/15/14	Caa1	700
800	Sally Holdings, LLC, Senior Notes, 9.25%, 11/15/14	B3	688
150	Sally Holdings, LLC, Senior Notes, 10.50%, 11/15/16	Caa1	101
1,025	Sears Roebuck Acceptance Corporation, Senior Notes, 6.75%, 08/15/11	Ba2	648
			8,316

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
Telecommunications — 20.61%
$425	ALLTEL Corporation, Senior Notes, 6.50%, 11/01/13	Caa1	$407
2,125	ALLTEL Corporation, Senior Notes, 7%, 07/01/12	Caa1	2,125
875	Broadview Networks Holdings, Inc., Senior Secured Notes, 11.375%, 09/01/12	B3	551
1,000	Centennial Communications Corp., Senior Notes, 9.633%, 01/01/13	Caa1	970
725	Citizens Communications Company, Senior Notes, 7.125%, 03/15/19	Ba2	479
1,825	Cricket Communications, Inc., Senior Notes, 9.375%, 11/01/14	B3	1,652
225	Cricket Communications, Inc., Senior Notes, 10%, 07/15/15 (g)	B3	205
1,850	Digicel Group Limited, Senior Notes, 8.875%, 01/15/15 (g)	Caa1	1,189
1,475	Digicel Limited, Senior Notes, 9.25%, 09/01/12 (g)	B2	1,283
500	Fairpoint Communications, Inc., Senior Notes 13.125%, 04/01/18 (g)	B3	235
1,025	GC Impsat Holdings I, Plc, Senior Notes, 9.875%, 02/15/17 (g)	B2	735
900	GCI, Inc., Senior Notes, 7.25%, 02/15/14	B3	704
1,050	Intelsat Corporation, Senior Notes, 9.25%, 06/15/16 (g)	B3	956
125	Intelsat Ltd., Senior Notes, 7.625%, 04/15/12	Caa3	84
800	iPCS, Inc., Senior Secured Notes, 5.318%, 05/01/13	B1	568
950	iPCS, Inc., Senior Secured Notes, 6.443%, 05/01/14	Caa1	575
192	Level 3 Communications, Inc., Subordinated Notes, 6%, 09/15/09	Caa3	177
183	Level 3 Communications, Inc., Subordinated Notes, 6%, 03/15/10	Caa3	128

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2008 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$625	Level 3 Financing, Inc., Senior Notes, 12.25%, 03/15/13	Caa1	$378
2,400	MetroPCS Wireless, Inc., Senior Notes, 9.25%, 11/01/14	Caa1	2,172
309	Nextel Communications, Convertible Senior Notes, 5.25%, 01/15/10	Ba2	268
1,650	Nordic Telephone Company Holdings ApS., Senior Notes, 8.875%, 05/01/16 (g)	B2	1,089
775	Qwest Corporation, Senior Notes, 7.875%, 09/01/11	Ba1	690
150	Qwest Corporation, Senior Notes, 8.875%, 03/15/12	Ba1	138
2,275	Sprint Nextel Corporation, Senior Notes, 6%, 12/01/16	Ba2	1,578
1,375	Sprint Capital Corporation, Senior Notes, 7.625%, 01/30/11	Ba2	1,147
700	Sprint Capital Corporation, Senior Notes, 8.375%, 03/15/12	Ba2	560
1,250	Telesat Canada, Senior Notes, 11%, 11/01/15 (g)	Caa1	887
500	Valor Telecommunications Enterprise, LLC, Senior Notes, 7.75%, 02/15/15	Baa3	415
600	Verizon Communications, Inc., Senior Notes, 5.50%, 02/15/18	A3	592
635	Verizon Communications, LLC, Senior Notes, 8.75%, 11/01/18	A3	754
935	Verizon Wireless Capital, LLC, Senior Notes, 8.50%, 11/15/18 (g)	A2	1,078
1,700	Wind Acquistion Finance S.A., Senior Notes, 10.75%, 12/01/15 (g)	B2	1,411
1,125	Windstream Corporation, Senior Notes, 8.125%, 08/01/13	Ba3	1,046

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$100	Windstream Corporation, Senior Notes, 8.625%, 08/01/16	Ba3	$89
			27,315
Textiles and Leather — .31%
500	AGY Holding Corp., Senior Secured Notes, 11%, 11/15/14	B2	325
100	Interface, Inc., Senior Subordinated Notes, 9.50%, 02/01/14	B3	80
			405
Utilities — 14.18%
50	AES Corporation, Senior Notes, 7.75%, 03/01/14	B1	44
1,375	AES Corporation, Senior Notes, 9.375%, 09/15/10	B1	1,299
125	AES Corporation, Senior Notes, 9.50%, 06/01/09	B1	123
1,350	Dynegy Holdings Inc., Senior Notes 7.50%. 06/01/15	B2	945
3,525	Dynegy Holdings Inc., Senior Notes 7.75%, 06/01/19	B2	2,468
2,750	Energy Future Holding Corporation, Senior Notes, 10.875%, 11/01/17 (g)	B3	1,980
4,050	Energy Future Holding Corporation, Senior Notes, 11.25%, 11/01/17 (g)	B3	2,065
925	Mirant Americas Generation, LLC, Senior Notes, 8.30%, 05/01/11	B3	895
1,300	Mirant North America, LLC, Senior Notes, 7.375%, 12/31/13	B1	1,245
2,250	NRG Energy, Inc., Senior Notes, 7.375%, 02/01/16	B1	2,092
975	PNM Resources, Inc., Senior Notes, 9.25%, 05/15/15	Ba2	780
650	Reliant Energy, Inc., Senior Notes, 6.75%, 12/15/14	Ba3	585
1,050	Reliant Energy, Inc., Senior Notes, 7.625%, 06/15/14	B1	871
2,150	Reliant Energy, Inc., Senior Notes, 7.875%, 06/15/17	B1	1,752

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2008 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$225	Sierra Pacific Resources, Senior Notes, 7.803%, 06/15/12	Ba3	$215
1,050	Sierra Pacific Resources, Senior Notes, 8.625%, 03/15/14	Ba3	950
675	Texas Competitive Electric Holdings, Senior Notes, 10.50%, 11/01/16 (g)	B3	344
175	Williams Companies, Inc., Senior Notes, 7.625%, 07/15/19	Baa3	138
			18,791
	Total Corporate Debt Securities (Total cost of $277,704)		203,492
BANK DEBT SECURITIES — 3.44% (d)
Electronics — .91%
735	Infor Global Solutions Holdings, Ltd., 5.21%, 07/28/12 (h)	B3	371
500	Infor Global Solutions, Holdings, Ltd., 7.709%, 03/02/14 (h)	Caa2	66
1,975	Palm Inc. 3.97%, 04/24/14 (h)	Ba3	770
			1,207
Healthcare, Education and Childcare — 1.58%
1,697	HCA, Inc., 3.459%, 11/17/12 (h)	Ba3	1,426
1,234	Laureate Education, Inc., 3.75%, 08/15/14 (h)	B1	663
			2,089
Leisure, Amusement and Entertainment — .36%
985	Town Sports International LLC, 3.688%, 02/27/14 (h)	Ba2	473
Oil and Gas — .24%
500	Dresser, Inc., 7.986%, 05/04/15 (h)	B3	312
Printing and Publishing — .13%
493	Penton Media, Inc., 5.626%, 02/01/13 (h)	B1	172

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
Telecommunications — .21%
$750	Trilogy International Partners LLC, 4.959%, 06/29/12 (h)	B2	$285
Utilities — .01%
17	NRG Energy, Inc., 2.675%, 02/01/13 (h)	B2	15
	Total Bank Debt Securities (Total cost of $8,450)		4,553
Shares
PREFERRED STOCK — 1.62% (d)
Banking — 1.16%
1,000	Bank of America Corporation, Series L, Convertible, Preferred Stock, 7.25%	A1	652
31,700	Citigroup Inc., Series T, Convertible, Preferred Stock, 6.50%	Baa2	887
			1,539
Broadcasting and Entertainment — .09%
495	Spanish Broadcasting System, Inc., Series B, Preferred Stock, 10.75% (i)	Caa3	124
Electronics — .37%
1,500	Lucent Technologies Capital Trust I, Convertible Preferred Stock, 7.75%	B2	488
	Total Preferred Stock (Total cost of $4,162)		2,151
COMMON STOCK and WARRANTS — .45% (d)
52,375	B&G Foods, Inc., Enhanced Income Securities		542
10,052	WKI Holding Company, Inc., Common Stock (c)(f)(h)		50
	Total Common Stock and Warrants (Total cost of $3,184)		592

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2008 — Continued (Dollar Amounts in Thousands)

Principal Amount		Moody's Rating (Unaudited)	Value (Note 1)
SHORT-TERM INVESTMENTS — 4.35% (d)
$850	Bryant Park Funding LLC, Commercial Paper, Due 01/09/09, Discount of .4% (g)	P-1	$850
3,811	Eksportfinans ASA, Commercial Paper, Due 01/02/09, Discount of .45% (g)	P-1	3,811
1,100	KFW International Finance, Inc., Commercial Paper, Due 01/09/09, Discount of .2% (g)	P-1	1,100
	Total Short-Term Investments (Total cost of $5,761)		5,761
	TOTAL INVESTMENTS (Total cost of $299,261)		$216,549

(a)  Denotes income is not being accrued and/or issuer is in bankruptcy proceedings.

(b)  Securities are step interest bonds. Interest on these bonds accrues based on the effective interest method which results in a constant rate of interest being recognized.

(c)  Security is valued at fair value using methods determined by the Board of Directors. The total value of these securities at December 31, 2008 was $50.

(d)  Percentages indicated are based on total net assets to common shareholders of $132,539.

(e)  Not rated.

(f)  Non-income producing.

(g)  Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Unless otherwise noted, 144A Securities are deemed to be liquid. See Note 1of the Note to Schedule of Investments for vaulation policy. Total market value of Rule 144A securities amounted to $38,759 as of December 31, 2008.

(h)  Restricted as to public resale. At the date of acquisition, these securities were valued at cost. The total value of restricted securities owned at December 31, 2008 was $4,603 or 3.47% of total net assets to common shareholders.

(i)  Pay-In-Kind Security

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statement of Assets and Liabilities
December 31, 2008
(Dollars in thousands, except per share amounts)

Assets:
INVESTMENTS IN SECURITIES, at value (Identified cost of $299,261 see Schedule of Investments and Notes 1 and 2)	$216,549
CASH	198
RECEIVABLES:
Investment securities sold	159
Interest and dividends	5,309
PREPAID EXPENSES	35
Total assets	$222,250
Liabilities:
PAYABLES:
Investment securities purchased	$68
Dividend on common stock	1,715
Swap settlement	121
Dividend on preferred stock	10
INTEREST RATE SWAP, at fair value (Note 6)	2,181
ACCRUED EXPENSES (Note 3)	191
Total liabilities	$4,286
Auction Term Preferred Stock:
$1.00 par value, 1,000,000 shares authorized, 3,417 shares issued and outstanding, liquidation preference of $25,000 per share (Notes 4 and 5)	$85,425
Net Assets	$132,539
Represented By:
COMMON STOCK:
$0.01 par value, 200,000,000 shares authorized, 115,092,801 shares issued and outstanding	$1,151
CAPITAL IN EXCESS OF PAR VALUE	365,122
UNDISTRIBUTED NET INVESTMENT INCOME (Note 2)	262
ACCUMULATED NET REALIZED LOSS FROM SECURITIES TRANSACTIONS (Note 2)	(149,103)
NET UNREALIZED DEPRECIATION ON INVESTMENTS AND INTEREST RATE SWAPS	(84,893)
Net Assets Applicable To Common Stock (Equivalent to $1.15 per share, based on 115,092,801 shares outstanding)	$132,539

Statement of Operations
For the Year Ended
December 31, 2008 (Dollars in thousands)

Investment Income: (Note 1)
Interest income	$27,342
Dividend and other income	377
Total investment income	$27,719
Expenses:
Cost of leverage:
Preferred and auction fees (Note 5)	$290
Total cost of leverage	$290
Professional services:
Management (Note 3)	$1,049
Custodian and transfer agent	233
Legal (Note 8)	186
Audit	56
Total professional services	$1,524
Administrative:
General administrative (Note 8)	$487
Directors	214
NYSE	109
Shareholder communications	54
Miscellaneous	41
Shareholder meeting	40
Total administrative	$945
Total expenses	$2,759
Net investment income	$24,960
Realized and Unrealized Gain (Loss) on Investment Activities:
Realized loss on investments, net	$(35,100)
Realized gain on preferred and swap transactions, net (Notes 4,6)	9,640
Total realized loss on investments, preferred and swap transactions	(25,460)
Net swap settlement disbursements (Note 6)	$(933)
Change in net unrealized depreciation on investments	$(64,850)
Change in unrealized depreciation on interest rate swap agreement	(1,892)
Total change in net unrealized depreciation on investments and interest rate swap	$(66,742)
Net loss on investments and interest rate swap	$(93,135)
Cost of Preferred Leverage
Distributions to preferred stockholders	$(4,060)
Net decrease in net assets resulting from operations	$(72,235)

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statements of Changes in Net Assets (Dollars in thousands, except per share amounts)

	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
From Operations:
Net investment income	$24,960	$25,221
Realized gain (loss) on investments, preferred and swap transactions, net	(25,460)	1,913
Net swap settlement receipts (disbursements)	(933)	1,988
Change in net unrealized depreciation on investments and other financial instruments	(66,742)	(21,831)
Distributions from net investment income related to preferred stock
Dividends to preferred stockholders	(4,060)	(7,366)
Net decrease in net assets resulting from operations	$(72,235)	$(75)
From Fund Share Transactions:
Proceeds from rights offering (18,593,349 shares), net of $385 of offering costs (Note 10)	$—	$33,641
Net asset value of 1,001,260 shares issued to common stockholders for reinvestment of dividends in 2007.	—	2,204
Increase in net assets resulting from fund share transactions in 2007	$—	$35,845
Distributions to Common Stockholders:
From net investment income ($.17 and $.21 per share in 2008 and 2007, respectively)	$(19,048)	$(20,947)
Total net increase (decrease) in net assets	$(91,283)	$14,823
Net Assets Applicable to Common Stock:
Beginning of period	$223,822	$208,999
End of period (Including $262 of undistributed net investment income and $(917) of accumulated deficit of net investment income at December 31, 2008 and December 31, 2007, respectively)	$132,539	$223,822

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period

	For the Years Ended December 31,
	2008	2007	2006	2005	2004
NET ASSET VALUE:
Beginning of period	$1.94	$2.19	$2.13	$2.26	$2.19
NET INVESTMENT INCOME	.22	.25 #	.25	.25	.26
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OTHER FINANCIAL INSTRUMENTS	(.80)	(.20 )#	.07	(.11)	.09
DISTRIBUTIONS FROM NET INVESTMENT INCOME RELATED TO PREFERRED STOCK:	(.04)	(.05)	(.05)	(.05)	(.05)
TOTAL FROM INVESTMENT OPERATIONS	(.62)	—	.27	.09	.30
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(.17)	(.21)	(.21)	(.22)	(.23)
TOTAL DISTRIBUTIONS	(.17)	(.21)	(.21)	(.22)	(.23)
Effect of rights offering and related expenses; and Auction Term Preferred Stock offering costs and sales load	—	(.04)	—	—	—
NET ASSET VALUE:
End of period	$1.15	$1.94	$2.19	$2.13	$2.26
PER SHARE MARKET VALUE:
End of period	$.90	$1.71	$2.26	$2.03	$2.19
TOTAL INVESTMENT RETURN†	(40.53)%	(16.34)%	22.82%	2.47%	12.80%

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period — Continued

	For the Years Ended December 31,
	2008	2007	2006	2005	2004
NET ASSETS, END OF PERIOD, APPLICABLE TO COMMON STOCK (a)	$132,539	$223,822	$208,999	$200,549	$212,165
NET ASSETS, END OF PERIOD, APPLICABLE TO PREFERRED STOCK (a)	$85,425	$130,000	$130,000	$130,000	$130,000
TOTAL NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK, END OF PERIOD (a)	$217,964	$353,822	$338,999	$330,549	$342,165
EXPENSE RATIOS:
Ratio of preferred and other leverage expenses to average net assets*	.15%	.15%	.16%	.16%	.15%
Ratio of operating expenses to average net assets*	1.30%	1.19%	1.21%	1.23%	1.27%
RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS*	1.45%	1.34%	1.37%	1.39%	1.42%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS*	13.13%	11.66%	11.54%	11.48%	12.02%
RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK	.92%	.84%	.84%	.85%	.87%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK	8.31%	7.28%	7.05%	7.03%	7.38%
PORTFOLIO TURNOVER RATE	57.08%	67.25%	64.08%	61.54%	70.90%

  (a)  Dollars in thousands.

  *  Ratios calculated on the basis of expenses and net investment income applicable to the common shares relative to the average net assets of the common stockholders only.

  #  Calculation is based on average shares outstanding during the indicated period due to the per share effect of the Fund's August, 2003 and September, 2007 rights offering.

  †  Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Information Regarding
Senior Securities

	As of December 31,
	2008	2007	2006	2005	2004
TOTAL AMOUNT OUTSTANDING: Preferred Stock	$85,425,000	$130,000,000	$130,000,000	$130,000,000	$130,000,000
ASSET COVERAGE: Per Preferred Stock Share (1)	$63,788	$68,043	$65,192	$63,567	$65,801
INVOLUNTARY LIQUIDATION PREFERENCE: Per Preferred Stock Share (2)	$25,000	$25,000	$25,000	$25,000	$25,000
APPROXIMATE MARKET VALUE: Per Preferred Stock Share (2)(3)	$25,000	$25,000	$25,000	$25,000	$25,000

  (1)  Calculated by subtracting the Fund's total liabilities from the Fund's total assets and dividing such amount by the number of Preferred Shares outstanding.

  (2)  Plus accumulated and unpaid dividends.

  (3)  In January 2008, the Fund repurchased 600 shares of preferred stock at a price of $25,000 per share. In October 2008, the Fund repurchased 1,183 shares of preferred stock at a price of $16,250 per share.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Notes to Financial Statements
December 31, 2008

(1) Significant Accounting and Other Policies

The New America High Income Fund, Inc. (the Fund) was organized as a corporation in the state of Maryland on November 19, 1987 and is registered with the Securities and Exchange Commission as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund commenced operations on February 26, 1988. The investment objective of the Fund is to provide high current income while seeking to preserve stockholders' capital through investment in a professionally managed, diversified portfolio of "high yield" fixed-income securities.

The Fund invests primarily in fixed maturity corporate debt securities that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a Fund that is more diversified. See the schedule of investments for information on individual securities as well as industry diversification and credit quality ratings.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States for investment companies that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

(a)  Valuation of Investments—Investments for which market quotations are readily available are stated at market value, which is determined by using the most recently quoted bid price provided by an independent pricing service or principal market maker. Independent pricing services provide market quotations based primarily on quotations from dealers and brokers, market transactions, accessing data from quotations services, offering sheets obtained from dealers and various relationships between securities. Short-term investments with original maturities of 60 days or less are stated at amortized cost, which approximates market value. Following procedures approved by the Board of Directors, investments for which market quotations are not readily available (primarily fixed-income corporate bonds and notes) are stated at fair value on the basis of subjective valuations furnished by securities dealers and brokers. Other investments, for which market quotations are not readily available with a cost of approximately $2,295,000 and a value of $50,000, are valued in good faith at fair market value using methods determined by the Board of Directors.

(b)  Securities Transactions and Net Investment Income—Securities transactions are recorded on trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income is accrued on a daily basis. Discount on short-term investments is amortized to investment income. Premiums or discounts on corporate debt securities are amortized based on the interest method for financial reporting purposes. All income on original issue

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2008

discount and step interest bonds is accrued based on the effective interest method. The Fund does not amortize market premiums or discounts for tax purposes. Dividend payments received in the form of additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

(c)  Federal Income Taxes—It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders each year. Accordingly, no federal income tax provision is required.

Management has reviewed the Fund's tax positions for all open tax years (tax years ended December 31, 2005-2008) and has concluded that no provision for income tax is required in the Fund's financial statements.

(d)  Fair Value Measurement—In September 2006, the Financial Accounting Standards Board issued Statement on Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"). This standard establishes the definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. FAS 157 was effective for the Fund's fiscal year beginning January 1, 2008.

The three levels of the fair value hierarchy under FAS 157 are described below:

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund's investments:

Valuation Inputs	Investments in Securities	Interest Rate Swap
Level 1—Quoted Prices	$542,000	$—
Level 2—Other Significant Observable Inputs	215,957,000	(2,181,000)
Level 3—Significant Unobservable Inputs	50,000	—
Total	$216,549,000	$(2,181,000)

The following is a reconciliation of Fund investments using Level 3 inputs for the period:

Balance, December 31, 2007	$90,000
Net purchases (sales)	—
Change in unrealized appreciation (depreciation)	4,879,000
Realized gain (loss)	(4,919,000)
Transfers in and/or out of Level 3	—
Balance, December 31, 2008	$50,000

(2) Tax Matters and Distributions

At December 31, 2008, the total cost of securities (including temporary cash investments) for federal income tax purposes was approximately $299,422,000. Aggregate gross unrealized gain on securities in which there was an excess of value over tax cost was approximately $1,302,000. Aggregate gross unrealized loss on securities in which there was an excess of tax cost over value was approximately $84,175,000. Net unrealized loss on investments for tax purposes at December 31, 2008 was approximately $82,873,000.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2008

At December 31, 2008, the Fund had approximate capital loss carryovers available to offset future capital gains, if any, to the extent provided by regulations:

Carryover Available	Expiration Date
$67,043,000	December 31, 2009
45,239,000	December 31, 2010
7,387,000	December 31, 2011
125,000	December 31, 2012
954,000	December 31, 2013
1,481,000	December 31, 2014
15,500,000	December 31, 2016
$137,729,000

It is the policy of the Fund to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carry forward.

The tax character of distributions paid to common and preferred shareholders of approximately $23,368,000 and $28,257,000 in 2008 and 2007, respectively, was from ordinary income.

As of December 31, 2008, the components of distributable earnings on a tax basis were approximately:

Undistributed Net Investment Income	$354,000
Undistributed Long-Term Gain	—
Unrealized Loss	$(85,054,000)
Post-October Losses	$(11,295,000)
Preferred Dividend Payable	$(10,000)
Capital Losses Carry Forward	$(137,729,000)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to market discount adjustments, deductibility of preferred stock dividends, wash sales and post-October losses. The Fund has recorded several reclassifications in the capital accounts to present undistributed net investment income and accumulated net realized losses on a tax basis. These reclassifications have no impact on the net asset value of the Fund. For the year ended December 31, 2008, permanent differences between book and tax accounting have been reclassified as follows:

Increase (decrease) in:

Undistributed net investment income	$261,000
Accumulated net realized loss from securities transactions	$21,560,000
Capital in excess of par value	$(21,821,000)

Distributions on common stock are declared based upon annual projections of the Fund's investment company taxable income. The Fund records all dividends and distributions payable to shareholders on the ex-dividend date and declares and distributes income dividends monthly.

The Fund was required to amortize market discounts and premiums for financial reporting purposes. This results in additional interest income in some years and decreased interest income in others for financial reporting purposes only. The Fund does not amortize market discounts or premiums for tax purposes. Therefore, the additional or decreased interest income for financial reporting purposes does not result in additional or decreased common stock dividend income.

(3) Investment Advisory Agreement

T. Rowe Price Associates, Inc. (T. Rowe Price), the Fund's Investment Advisor, earned approximately $1,049,000 in management fees during the year ended December 31, 2008. Management fees paid by the Fund to T. Rowe Price were calculated at 0.50% on the first $50,000,000 of the Fund's average weekly net assets, 0.40% on the next $50 million and 0.30% on average weekly net assets in excess of $100 million. T. Rowe Price's fee is calculated based on assets attributable to the Fund's common and auction term preferred stock. At December 31, 2008, the fee payable to T. Rowe Price was approximately $66,000, which was included in accrued expenses on the accompanying statement of assets and liabilities.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2008

(4) Auction Term Preferred Stock (ATP)

The Fund had 3,417 shares of ATP issued and outstanding at December 31, 2008. The ATP's dividends are cumulative at a rate determined at an auction, and dividend periods will typically be 28 days unless notice is given for periods to be longer or shorter than 28 days. Dividend rates ranged from .20% – 6.35% for the year ended December 31, 2008. The average dividend rate as of December 31, 2008 was .38%.

The ATP is redeemable, at the option of the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends. The ATP has a liquidation preference of $25,000 per share plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverages with respect to the ATP under the Fund's Charter and the 1940 Act in order to maintain the Fund's Aaa/AAA ratings by Moody's Investors Service, Inc. and Fitch, Inc., respectively.

During 2008, the Fund repurchased $44,575,000 of ATP.

(5) ATP Auction-Related Matters

Bankers Trust Company (BTC) serves as the ATP's auction agent pursuant to an agreement entered into on January 4, 1994. The term of the agreement is unlimited and may be terminated by either party. BTC may resign upon notice to the Fund, such resignation to be effective on the earlier of the 90th day after the delivery of such notice and the date on which a successor auction agent is appointed by the Fund. The Fund may also replace BTC as auction agent at any time.

After each auction, BTC will pay to each broker-dealer, from funds provided by the Fund, a maximum service charge at the annual rate of 0.25 of 1% or such other percentage subsequently agreed to by the Fund and the broker-dealers, of the purchase price of shares placed by such broker-dealers at such auction. In the event an auction scheduled to occur on an auction date fails to occur for any reason, the broker-dealers will be entitled to service charges as if the auction had occurred and all holders of shares placed by them had submitted valid hold orders. The Fund incurred approximately $290,000 for service charges for the year ended December 31, 2008. This amount is included under the caption preferred and auction fees in the accompanying statement of operations.

(6) Interest Rate Swaps

The Fund entered into an interest payment swap arrangement with Fleet National Bank (Fleet) for the purpose of partially hedging its dividend payment obligations with respect to the ATP. Pursuant to the Swap Arrangement the Fund makes payments to Fleet on a monthly basis at a fixed annual rate. In exchange for such payment Fleet makes payments to the Fund on a monthly basis at a variable rate determined with reference to one month LIBOR. The variable rates ranged from 1.89% – 5.25% for the year ended December 31, 2008. The effective date, notional amount, maturity and fixed rate of the swap is as follows:

Effective Date	Notional Contract Amount	Maturity	Fixed Annual Rate
11/5/04	$85,425,000	11/5/09	3.775%

Swap transactions, which involve future settlement, give rise to credit risk. Credit risk is the amount of loss the Fund would incur in the event counterparties failed to perform according to the terms of the contractual commitments. In the event of nonperformance by the counterparty, the Fund's dividend payment obligation with respect to the ATP would no longer be partially hedged. Therefore, the ATP dividend would no longer be partially fixed. In an unfavorable interest rate environment, the Fund would be subject to higher net ATP dividend payments, resulting in less income available for the common share dividend. The Fund does not anticipate nonperformance by any counterparty. While notional contract amounts are used to express the volume of interest rate

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2008

swap agreements, the amounts potentially subject to credit risk, in the event of nonperformance by counterparties, are substantially smaller.

The Fund recognizes all freestanding derivative instruments in the balance sheet as either assets or liabilities and measures them at fair value. Any change in the unrealized gain or loss is recorded in current earnings. For the year ended December 31, 2008, the Fund's obligation under the swap agreement was more than the amount received from Fleet by approximately $933,000 and such amount is included in the accompanying statement of operations.

The estimated fair value of the interest rate swap agreement at December 31, 2008 amounted to approximately $2,181,000 of unrealized loss and is presented in the accompanying balance sheet.

(7) Purchases and Sales of Securities

Purchases and proceeds of sales or maturities of long-term securities during the year ended December 31, 2008 were approximately:

Cost of purchases	$164,113,000
Proceeds of sales or maturities	$194,303,000

(8) Related Party Transactions

A partner of Goodwin Procter LLP, counsel to the Fund, serves as a Director of the Fund. Fees earned by Goodwin Procter LLP amounted to approximately $163,000 for the year ended December 31, 2008.

The Fund paid approximately $297,000 during the year ended December 31, 2008 to two officers of the Fund for the provision of certain administrative services.

(9) Investments in Restricted Securities

(Dollars in thousands)

The Fund is permitted to invest in restricted securities. The total restricted securities (excluding 144A issues) at December 31, 2008 amounts to $4,603 and represents 3.47% of net assets to common shareholders.

Description	Acquisition Date	Principal Amount/ Shares	Acquisition Cost	Value
Dresser, Inc., 7.986%, 05/04/15	5/4/07	$500	$500	$312
HCA, Inc., 3.459%, 11/17/12	3/18/08-4/2/08	1,697	1,544	1,426
Infor Global Solutions Holdings, Ltd., 5.21%, 07/28/12	7/25/06	735	735	371
Infor Global Solutions Holdings, Ltd., 7.709%, 03/02/14	3/1/07	500	505	66
Laureate Education, Inc., 3.75%, 08/15/14	9/20/07	1,234	1,188	663
NRG Energy, Inc., 2.675%, 02/01/13	11/03/08	17	17	15
Palm Inc. 3.97%, 04/24/14	11/1/07	1,975	1,778	770
Penton Media, Inc., 5.626%, 02/01/13	2/6/07	493	493	172
Town Sports International LLC, 3.688%, 02/27/14	9/21/07	985	941	473
Trilogy International Partners LLC, 4.959%, 06/29/12	6/22/07-6/27/07	750	750	285
WKI Holding Company, Inc., Common Stock	3/13/03	10	2,295	50
Total				$4,603

(10) Rights Offering

The Fund issued to stockholders of record as of the close of business on July 24, 2007, rights to subscribe for an aggregate of 32,143,181 shares of common stock, $.01 par value per share, of the Fund. One right was issued for each three full shares of common stock beneficially held on the record date. Due to market conditions the Fund extended the expiration date of its transferable rights offering from August 20, 2007 to September 17, 2007. The rights entitled a stockholder to acquire at the subscription price of $1.83 per share one share for each right held. The subscription price was 94% of the average of the last reported sales price of a share on the New York Stock Exchange on the

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2008

expiration date (September 17, 2007) and on the previous 9 business days. On September 21, 2007 the Fund completed its rights offering. Proceeds of approximately $34,026,000 and shares of 18,593,349 were recorded. Deferred offering expense of approximately $385,000 was netted against the rights offering proceeds.

(11) Recently Issued Accounting Standards

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB statement No. 133 ("FAS 161"). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. The Fund does not expect FAS 161 to have a material impact on its financial statements.

(12) Subsequent Event

The Fund implemented a reverse stock split of 1-for-5 effective after the close of business on January 22, 2009. As a result of the reverse stock split, every five outstanding Fund shares were converted into one share, thereby reducing the number of outstanding shares by a factor of five.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

Availability of Portfolio Holdings

The Fund provides a complete schedule of its portfolio holdings quarterly. The lists of holdings as of the end of the second and fourth quarters appear in the Fund's semi-annual and annual reports to shareholders, respectively. The schedules of portfolio holdings as of the end of the first and third quarters are filed with the Securities and Exchange Commission (the "SEC") on Form N-Q (the "Forms") within 60 days of the end of the first and third quarters. Shareholders can look up the Forms on the SEC's web site at www.sec.gov. The Forms may also be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's web site and their public reference room. In addition, the Forms may be reviewed on the Fund's web site at www.newamerica-hyb.com

Compliance Certifications

On May 5, 2008, your Fund submitted a CEO annual certification to the New York Stock Exchange (NYSE) on which the Fund's principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting.

Common and Auction Term Preferred Stock Transactions

From time to time in the future, the Fund may effect redemptions and/or repurchases of its ATP as provided in the applicable constituent instruments or as agreed upon by the Fund and sellers. The Fund may effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements.

The Fund may purchase shares of its Common Stock in the open market when the Common Stock trades at a discount to net asset value or at other times if the Fund determines such purchases are in the best interest of its stockholders. There can be no assurance that the Fund will take such action in the event of a market discount to net asset value or that Fund purchases will reduce a discount.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

Information About the Review and Approval of the Fund's Investment Advisory Agreement

On November 21, 2008 the Board of Directors, including all of the Directors that are not "interested persons" of the Fund (the "Independent Directors"), approved the continuation of the Advisory Agreement with the Adviser. In considering this action, the Directors requested and reviewed a variety of materials relating to the Fund and the Adviser, including comparative performance, fee and expense information for a group of closed-end high yield debt funds with leveraged capital structures selected by Fund management to be representative of the Fund's principal competitors (the "Peer Group"). The Directors also requested and reviewed performance information for the Lipper CEFHY Leveraged Index, the Lipper CEFHY Non-Leveraged Index, the Lipper High Yield Index, the Credit Suisse High Yield Index, the Lehman Brothers U.S. Corporate High Yield Index, the Merrill Lynch High Yield Master Index, the J. P. Morgan Global High Yield Index and the Citigroup BB-B Index (the "Indices") and other information regarding the nature, extent and quality of services provided by the Adviser. The Directors also took into account performance, fee, expense and other information regarding the Fund provided to them by the Adviser and Fund management on a quarterly basis throughout the year.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of the services provided by the Adviser, the Directors reviewed information relating to the Adviser's operations and personnel. Among other things, the Adviser provided financial information, biographical information on its portfolio management and other professional staff and descriptions of its organizational and management structure, its trade placement policies and its compliance practices. At the meeting on November 21, 2008, Adviser personnel discussed how the Adviser was addressing the issues being raised for it as an organization by the ongoing dislocations in the financial markets. The Directors also took into account information provided periodically since the Board's last renewal of the Advisory Agreement by the Adviser relating to the performance of its duties with respect to the Fund and Fund management, and the Directors' familiarity with the Adviser's management through Board meetings, discussions and reports. In the course of their deliberations regarding the Advisory Agreement, the Directors evaluated, among other things: (a) the services rendered by the Adviser in the past; (b) the qualifications and experience of the Adviser's personnel; and (c) the Adviser's compliance programs. The Directors also took into account the financial condition of the Adviser with respect to its ability to provide the services required under the Advisory Agreement. After consideration of the foregoing, the Directors concluded that: (1) the Adviser is a large, well capitalized organization with substantial resources and personnel; (2) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (3) the Adviser's personnel are qualified to manage the Fund's assets in accordance with its investment objectives and policies; (4) the Adviser's disciplined but flexible investment approach is appropriate for the Fund, and has proved itself suited to recent unfavorable market conditions; (5) the Adviser has demonstrated an appropriate awareness of the special requirements associated with the Fund's leveraged structure; and (6) the Adviser maintains appropriate compliance programs.

Fund Performance. The Directors noted that according to Lipper Inc., the Fund's total return based on its net asset value (which reflects the effect both of the Fund's fees and expenses and of the costs and effects of the Fund's leverage) was above the median for total return performance based on net asset value for funds in the Peer Group for the one year, three year and five year periods ended October 31, 2008, respectively. In addition, the Directors noted that the Fund's total return calculated without taking into account the effect of any fees and expenses or the costs or effects of the Fund's leverage ("gross performance") exceeded the performance of all the Indices for the one year,

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

three year and five year periods ended September 30, 2008. In analyzing the Adviser's performance, the Directors took note of the conditions in the high yield debt market during the period since the Adviser was retained, the Adviser's responsiveness to the Board's emphasis on maintaining dividend stability and the limitations imposed on portfolio management by the diversification and asset coverage requirements associated with the credit rating for the Fund's auction term preferred stock, particularly under recent market conditions. On the basis of the foregoing, among other considerations associated with the Fund's performance, the Directors concluded that the Fund's performance is reasonable given the investment/risk profile the Fund has sought to maintain and prevailing conditions in the high yield debt market.

Costs of Services/Adviser Profitability. The Directors determined that information relating to the cost to the Adviser of the services it provides under the Advisory Agreement and the profitability to the Adviser of its relationship with the Fund were not relevant to their consideration of the Advisory Agreement's continuation, since (a) during all relevant time periods there has been no affiliation or other relationship between Fund management or the Directors on one hand and the Adviser on the other hand, that would compromise the complete independence of Fund management and the Directors from the Adviser and (b) the process of selecting the Adviser to succeed Wellington Management Company was characterized by independent evaluation of potential successor firms and arm's length bargaining between Fund management and the Board on one hand, and the Adviser on the other, to determine the terms of, and the fee rate to be paid under, the Advisory Agreement. Fallout benefits to the Adviser from its relationship with the Fund were not a consideration in the Directors' deliberations as the Adviser did not appear to receive any material benefit from the Fund other than its advisory fees.

Economies of Scale. Given the Fund's advisory fee structure under the Advisory Agreement (which provides for breakpoints), and the Fund's current and anticipated size, the Directors concluded that the Fund's advisory fee adequately reflects any economies of scale the Adviser might enjoy in managing the Fund.

Advisory Fee. In considering the fee payable to the Adviser under the Advisory Agreement, the Directors reviewed information relating to the fees paid by open-end funds for which the Adviser serves as investment manager or subadviser, the fee schedule for separate account clients of the Adviser and data from Lipper Inc. on advisory fees paid by funds in the Peer Group. Among other things, the Directors noted that (a) as of September 30, 2008, the effective advisory fee rate for the Fund was lower than the advisory fees the Adviser charges its other registered fund clients (which are open-end funds); (b) the Fund's advisory fee rate schedule is more favorable than the Adviser's standard fee schedules for high yield debt separate accounts; and (c) the Fund's advisory fee is below those charged by a substantial majority of the Peer Group. The Directors concluded that, in light of the nature, extent and quality of the services provided by the Adviser, the Fund's performance, and the other considerations noted above with respect to the Adviser, the Fund's advisory fees are reasonable.

Based on the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor, the Directors concluded that approval of the Advisory Agreement would be in the interests of the Fund and its shareholders. Accordingly, on November 21, 2008 the Directors, including all of the Independent Directors, voted to approve continuation of the Advisory Agreement.

The New America High Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
The New America High Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The New America High Income Fund, Inc., as of December 31, 2008, and the related statement of operations for the year then ended and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the year ended December 31, 2004 were audited by other auditors whose report dated February 17, 2005, expressed an unqualified opinion.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (US). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The New America High Income Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

  TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 19, 2009

The New America High Income Fund, Inc.

Directors

Robert F. Birch
Joseph L. Bower
Richard E. Floor
Bernard J. Korman
Ernest E. Monrad
Marguerite A. Piret

Officers

Robert F. Birch – President
Ellen E. Terry – Vice President, Treasurer
Richard E. Floor – Secretary

Investment Advisor

T. Rowe Price Associates, Inc.
100 E. Pratt Street
Baltimore, Maryland 21202

Administrator

The New America High Income Fund, Inc.
33 Broad Street
Boston, MA 02109
(617) 263-6400

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agent

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038
(866) 624-4105
Web site: www.amstock.com

Independent Registered Public Accountants

Tait, Weller & Baker LLP
1818 Market Street
Philadelphia, PA 19103

Listed: NYSE
Symbol: HYB
Web site: www.newamerica-hyb.com

The New America High Income Fund, Inc.

Information About the Fund's Directors and Officers

Independent Directors

Name, Address[1], and Date of Birth	Position(s) Held with Fund	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[3] Overseen by Director	Other Directorships Held by Director
Joseph L. Bower DOB: 09/21/38	Director	Director since 1988	Professor, Harvard Business School since 1963 – as Donald K. David Professor of Business Administration from 1986-2007, Baker Foundation Professor since 2007, Senior Associate Dean, Chair of the Doctoral Programs, Chair of the General Management Area, Chair of the General Manager Program, Chair, the Corporate Leader.	1	Director of Anika Therapeutics, Inc., Sonesta International Hotels Corporation, Loews, Corporation (a conglomerate), and Brown Shoe Company, Inc.

Bernard J. Korman DOB: 10/13/31	Director	Director since 1987	Chairman of the Board of Directors of Philadelphia Health Care Trust (non-profit corporation supporting healthcare delivery, education and research).	1	Director of Omega Healthcare Investors, Inc. (real estate investment trust), Medical Nutrition USA, Inc. (develops and distributes nutritional products), and Nutramax Products, Inc. (a consumer healthcare products company).

  1  The address for each Director is c/o The New America High Income Fund, Inc., 33 Broad Street, Boston, MA 02109.

  2  Each Director serves as such until the next annual meeting of the Fund's stockholders and until the Director's successor shall have been duly elected and qualified.

  3  The New America High Income Fund, Inc. is not part of any fund complex.

The New America High Income Fund, Inc.

Information About the Fund's Directors and Officers — Continued

Name, Address[1], and Date of Birth	Position(s) Held with Fund	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[3] Overseen by Director	Other Directorships Held by Director
Ernest E. Monrad DOB: 5/30/30	Director	Director since 1988*	Trustee since 1960 and Chairman of the Trustees from 1969 to May 2001 of Northeast Investors Trust; Chairman, Assistant Treasurer and a Director from 1981 to November 2008 of Northeast Investors Growth Fund; Director and Vice President of Northeast Investment Management, Inc., until 12/31/06, and Director of Northeast Management & Research Company, Inc. from 1981 to November 2008.	1

Marguerite A. Piret DOB: 5/10/48	Director	Director since 2004	President and Chief Executive Officer, Newbury, Piret & Company, Inc., (an investment bank).	1	Trustee of Pioneer Funds (75 funds).

Interested Directors and Officers

Robert F. Birch[4] DOB: 3/12/36	Director and President	Director since 1992	Mutual Fund Director	1	Director of Hyperion/Helios Funds (11 funds).

Richard E. Floor[5] DOB: 8/3/40	Director and Secretary	Director since 1987	Partner through his professional corporation with the law firm of Goodwin Procter LLP, Boston, Massachusetts.	1	Director of Affiliated Managers Group, Inc.

  1  The address for each Director is c/o The New America High Income Fund, Inc., 33 Broad Street, Boston, MA 02109.

  2  Each Director serves as such until the next annual meeting of the Fund's stockholders and until the Director's successor shall have been duly elected and qualified.

  3  The New America High Income Fund, Inc. is not part of any fund complex.

  4  As the Fund's President, Mr. Birch is an interested person of the Fund within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

  5  Mr. Floor is an interested person of the Fund within the meaning of the 1940 Act because, through his professional corporation, Mr. Floor is a partner of Goodwin Procter LLP, counsel to the Fund.

  *  Includes service as Director Emeritus from April 2005 until July 2005.

Ellen E. Terry (D.O.B. 4/9/59), Vice President and Treasurer of the Fund since February 18, 1992, is the only executive officer of the Fund not named in the above table of interested Directors. Ms. Terry served as Acting President and Treasurer of the Fund from October 1991 through February 18, 1992, and as Vice President of the Fund prior to such time. Ms. Terry's address is: c/o The New America High Income Fund, 33 Broad Street, Boston, MA 02109. A Fund officer holds office until the officer's successor is duly elected and qualified, until the officer's death or until the officer resigns or has been removed.

The New America High Income Fund, Inc.

PRIVACY POLICY NOTICE

We respect the privacy rights of our shareholders and potential shareholders. We want you to understand what personal information The New America High Income Fund, Inc. (the "Fund") has and what information it does not have about its shareholders and visitors to Fund's web site.

Collection of Information – The Fund has nonpublic personal information about shareholders who wish to become registered shareholders. This information includes the registered shareholder's name, mailing address, tax identification number and information about your account history with the Fund's shares. The Fund does not maintain any information about shareholders who hold shares in unregistered form in accounts with banks and brokerage firms. Visitors to the Fund's web site who contact the Fund for more information via electronic mail give the Fund personal information which may include the visitor's name, address, electronic mail address and telephone number so that the Fund may respond to the visitor's inquiry. The Fund's web site does not collect any information about visitors to the site and does not store any "cookies" on visitors' computers.

Disclosure of Information – The Fund's shareholder data is maintained by the Fund's transfer agent, American Stock Transfer and Trust Company ("AST"). AST has assured the Fund that it is in compliance with all federal regulations regarding computer security. You should be aware, however, that there is no guarantee that the data will be secure. Access to your personal information is restricted to only those Fund staff and the staffs of our service providers who require access to your account information in order to provide service to you. The Fund or its agents does disclose shareholders' personal information for tax reporting purposes or in certain other cases required by government agencies or law enforcement agencies. We do not disclose or sell your personal information to any other entity.

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

The New
America
High Income
Fund, Inc.

Annual

Report

December 31, 2008

ITEM 2. CODE OF ETHICS.

As of December 31, 2003, the Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer, Principal Financial Officer/Chief Financial Officer, Principal Accounting Officer, Vice President, Treasurer and Manager of Accounting and Compliance.  The code of ethics is posted on the Fund’s web site at www.newamerica-hyb.com.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Audit and Nominating Committee is comprised solely of Directors who are “independent” as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act.  The Board of Directors (a) has determined that each member of the Audit and Nominating Committee is “financially literate” and has “accounting or related financial management experience” as these terms are used in the corporate governance standards of the New York Stock Exchange and (b) believes that each has substantial experience relating to the review of financial statements and the operations of audit committees.  In addition, the Board of Directors has determined that based upon their review of her experience and education, Ms. Piret qualifies as an “audit committee financial expert”, as that term has been defined by the instructions to this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item regarding principal accountants, fees and services appears under the caption “Independent Accountants and Fees” in the Fund’s Proxy Statement dated February 26, 2009 prepared for the Annual Meeting of Shareholders to be held April 23, 2009, which was filed with the SEC via EDGAR on February 27, 2009.  The information under that caption is incorporated herein by reference.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item regarding the audit committee of the Fund appears under the caption “Committees of the Board of Directors and Meetings—Audit and Nominating Committee” in the Fund’s Proxy Statement dated February 26, 2009 prepared for the Annual Meeting of Shareholders to be held April 23, 2009, which was filed with the SEC via EDGAR on February 27, 2009.  The information under that caption is incorporated herein by reference.

ITEM 6.

This schedule is included as part of the Report to Shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price recognizes and adheres to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“T. Rowe Price Funds”) and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Consideration Given Management Recommendations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company’s management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund  or counsel client. Rather, this responsibility is held by the Chairperson of the Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Investment Services Group. The Investment Services Group (“Investment Services Group”) is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Investment Services Group will assign a Proxy Administrator (“Proxy Administrator”) who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers and regional managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in  establishing T. Rowe Price’s proxy voting guidelines, and many of our guidelines are consistent with ISS positions, T. Rowe Price does at times deviate from ISS recommendations on general policy issues or specific proxy proposals.

Meeting Notification

T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through ProxyMaster.com, an ISS web-based application. ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to T. Rowe Price upon request.

Vote Determination

ISS provides comprehensive summaries of proxy proposals (including social responsibility issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price’s policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

T. Rowe Price Voting Policies

Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:

Election of Directors – T. Rowe Price generally supports slates with a majority of independent directors. T. Rowe Price withholds votes for outside directors that do not meet certain criteria relating to their independence or their inability to dedicate sufficient time to their board duties due to their commitments to other boards. We also withhold votes for inside directors serving on compensation, nominating and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We vote against management efforts to stagger board member terms by withholding votes from directors because a staggered board may act as a deterrent to takeover proposals. T. Rowe Price supports shareholder proposals calling for a majority vote threshold for the election of directors.

Anti-takeover and Corporate Governance Issues – T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills.  We also oppose proposals that give management a “blank check” to create new classes of stock with disparate rights and privileges. We generally support proposals to permit cumulative voting and those that seek to prevent potential acquirers from receiving a takeover premium for their shares. When voting on corporate governance proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. With respect to proposals for the approval of a company’s auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

Executive Compensation Issues – T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company’s peers, dilution to shareholders and comparability to plans in the company’s peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock.

Social and Corporate Responsibility Issues – Vote determinations for corporate responsibility issues are made by the Proxy Committee using ISS voting recommendations. T. Rowe Price generally votes with a company’s management on the following social issues unless the issue has substantial economic implications for the company’s business and operations which have not been adequately addressed by management:

•                                                                  Corporate environmental practices;

•                                                                  Board diversity;

•                                                                  Employment practices and employment opportunity;

•                                                                  Military, nuclear power and related energy issues;

•                                                                  Tobacco, alcohol, infant formula and safety in advertising practices;

•                                                                  Economic conversion and diversification;

•                                                                  International labor practices and operating policies;

•                                                                  Genetically-modified foods;

•                                                                  Animal rights; and

•                                                                  Political contributions/activities and charitable contributions.

Global Portfolio Companies – ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for foreign markets. The Proxy Committee has reviewed ISS’ general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Votes Against Company Management – Where ISS recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast. Consequently, if a portfolio manager believes that management’s view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she may elect to vote contrary to management. Also, our research analysts are asked to present their voting recommendations in such situations to our portfolio managers.

Index and Passively Managed Accounts – Proxy voting for index and other passively-managed portfolios is administered by the Investment Services Group using ISS voting recommendations when their recommendations are consistent with T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

Divided Votes – In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Investment Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. Opposing votes will be cast only if it is determined to be prudent to do so in light of each client’s investment program and objectives. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

Shareblocking – Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote. T. Rowe Price’s policy is generally to vote all shares in shareblocking countries unless, in its experience, trade settlement would be unduly restricted.

Securities on Loan – The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Vote Execution and Monitoring of Voting Process

Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS’s ProxyMaster system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.

On a daily basis, the Proxy Administrator queries the ProxyMaster system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders’ meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.

Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company’s domicile.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of -funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

REPORTING AND RECORD RETENTION

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC’s EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Item 8(a)(1)

The New America High Income Fund (the “Fund”) is managed by an Investment Advisory Committee co-chaired by Mark J. Vaselkiv and Paul A. Karpers.  Messrs. Vaselkiv and Karpers share day-to-day responsibility for managing the Fund and work with the Committee in developing and executing the Fund’s investment program.  Their biographies are as follows:

Mark J. Vaselkiv

Mark Vaselkiv is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and a Portfolio Manager in the Fixed Income Division, heading taxable high-yield bond management.  He serves as President of the T. Rowe Price High Yield Fund and Chairman of the T. Rowe Price High Yield Fund Investment Advisory Committee, and Chairman of the T. Rowe Price High Yield Fund – Advisor Class Advisory Committee as well as being a member of the Fixed Income Steering Committee.  Prior to joining the firm in 1988, he was employed as a Vice President, analyzing and trading high-yield debt securities for Shenkman Capital Management, Inc., New York, and a Private Placement Credit Analyst in the Capital Markets Group of Prudential Insurance Company.  Mark earned a B.A. in Political Science from Wheaton College, Illinois, and an M.B.A. in finance from New York University.

Paul A. Karpers, CFA

Paul Karpers is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and a High Yield Portfolio Manager/Credit Analyst in the Fixed Income Division.  He is a Vice President of the T. Rowe Price High Yield Fund, Inc., and T. Rowe Price Institutional Income Funds, Inc., and Chairman of the T. Rowe Price Institutional High Yield Fund Advisory Committee.  Prior to joining the firm in 1994, he was an Analyst with the Vanguard Group in Philadelphia.  Paul earned a B.S. in Finance from LaSalle University and an M.B.A. with concentrations in Finance and Information Systems from New York University.  He has also achieved the Chartered Financial Analyst accreditation and is a member of the Association for Investment Management and Research and the Baltimore Securities Analyst Society.

Item 8(a)(2)

Other Accounts:

Mark Vaselkiv:

	Number of Accounts	TOTAL Assets
• registered investment companies:	9	$5,510.9 million
• other pooled investment vehicles:	7	$873.3 million
• other accounts:	16	$1,918.1 million

As of 12/31/2008.

Paul Karpers:

	Number of Accounts	TOTAL Assets
• registered investment companies:	2	$792.1 million
• other pooled investment vehicles:	1	702.4 million
• other accounts:	0	—

As of 12/31/2008.

None of the accounts listed above have performance-based fees.

Conflicts of Interest

Portfolio managers at T. Rowe Price typically manage multiple accounts.  These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), offshore funds, and commingled trust accounts.  Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio.  Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio.   T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.  Also, as disclosed under the “Portfolio Manager’s Compensation” section, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

Item 8(a)(3)

Compensation:

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in certain investment partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. CS First Boston High Yield) and an applicable Lipper index (ex. High Current Yield Funds Average), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity.  The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees.  Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Item 8(a)(4)

Ownership of Securities

Portfolio Manager	Fund	Dollar Range of Equity Securities Beneficially Owned*

Mark J. Vaselkiv	New America High Income Fund	None
Paul A. Karpers	New America High Income Fund	$10,001 — $50,000

* As of 12/31/2008.

Item 8(b) – Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Fund’s principal executive officer and principal financial officer concluded that the Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Fund in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Fund’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure, based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Fund’s second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The New America High Income Fund, Inc.

By:	/s/ Robert F. Birch
Name:	Robert F. Birch
Title:	President and Director
Date:	March 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert F. Birch
Name:	Robert F. Birch
Title:	President
Date:	March 6, 2009

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	Treasurer
Date:	March 6, 2009